Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Merrimack Pharmaceuticals, Inc. (the “Company”) for the period ended December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Yasir B. Al-Wakeel, Chief Financial Officer and Head of Corporate Development of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that to his knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 26, 2016	/s/ Yasir B. Al-Wakeel
Yasir B. Al-Wakeel
Chief Financial Officer and Head of Corporate Development (Principal Financial Officer)